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                                                                   EXHIBIT 10.25

                                FIRST AMENDMENT
                             OF SCIQUEST.COM, INC.
                           1999 STOCK INCENTIVE PLAN

     THIS FIRST AMENDMENT of SciQuest.com, Inc. 1999 Stock Incentive Plan is dated as of January 13, 2000.

     WHEREAS, the Board of Directors of SciQuest.com, Inc. (the "Company") has adopted and the stockholders of the Company have approved the SciQuest.com, Inc. 1999 Stock Incentive Plan (the "Plan"); and

     WHEREAS, the Board of Directors deems it to be in the best interest of the Company to amend the Plan in order to modify Section 5(h)(3)(i) to change the phrase "at least six (6) months" to "at least one (1) year".

     NOW, THEREFORE, the Plan shall be amended as follows:

     1. The phrase "at least six (6) months" in Section 5(h)(3)(i) shall be amended to read "at least one (1) year".

     2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

     IN WITNESS WHEREOF, the undersigned hereby certifies that this First Amendment was duly adopted by the Board of Directors of the Company as of the 13th day of January, 2000.


                                             SCIQUEST.COM, INC.
[CORPORATE SEAL]

                                             By:  ______________________________
ATTEST:                                           M. Scott Andrews
                                                  President

By:  ______________________________
     Peyton C. Anderson
     Secretary